Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 5

Commitments and Contingencies:

Commitments

On March 10, 2021, the Company entered into a license agreement with Novartis Pharma AG (“Novartis”), whereby the Company obtained, on an exclusive basis in the U.S., all of the available data referred to and included in the original new drug application (“NDA”) for Sanorex® (mazindol) submitted to the U.S. Food and Drug Administration (“FDA”) in February 1972. The agreement encompasses all preclinical and clinical studies, data used for manufacturing including stability and other chemistry manufacturing and controls data, formulation data and know-how for all products containing mazindol as an active substance, and all post-marketing clinical studies and periodic safety reports from 1973 onwards. Under the agreement, the Company has obtained the same rights on a non-exclusive basis in all territories outside of the U.S. except for Japan, with the right to cross-reference the Sanorex NDA with non-U.S. regulatory agencies in the licensed territories. The agreement includes the right to sublicense or assign the license to third parties, subject to such third parties meeting certain obligations. As consideration for the license, the Company paid Novartis $250,000 upon the signing of the agreement with milestone payments due as follows: (i) $750,000 payable following the end of a Phase II meeting with the FDA, with the amount to be reduced to $375,000 if toxicology studies must be repeated; (ii) $2 million following the earlier of FDA marketing authorization of Quilience or Nolazol; (iii) 1% of any upfront and milestone payments, if any, from any sublicensees and (iv) $3 million as a one-time payment upon the Company’s product candidate reaching $250 million in cumulative sales.

Litigation

The Company may become involved in miscellaneous litigation and legal actions, including product liability, consumer, commercial, tax and governmental matters, which can arise from time to time in the ordinary course of the Company’s business. Litigation and legal actions are inherently unpredictable, and excessive verdicts can result in such situations.

On August 27, 2024, the Company received correspondence from Université de Lausanne, initiating the official “audience de conciliation” procedure, overseen by the ordinary civil court in Lausanne. The hearing was scheduled for October 9, 2024, at the Tribunal d’arrondissement de Lausanne. The complaint pertains to an unpaid invoice for research services amounting to $110,179, plus interest at a rate of 5%. At the hearing on October 9, 2024, Université de Lausanne was not open to discussing a potential settlement. The Company asserts that the services provided did not meet the required standard of care and intends to defend its position.

On May 9, 2025 the Company filed its response denying any liability and raised a counterclaim in CHF 30’000 plus 5% interest accrued since June 29, 2022. The proceedings have been stayed upon the parties’ common request until October 15, 2025, to allow settlement discussions, before Université de Lausanne filed its response to NLS’ counterclaim. Parties are currently negotiating a possible amicable resolution of their dispute.